Supplement to the currently effective Statements of Additional Information

DWS Blue Chip Fund
DWS High Income Fund
DWS Strategic Income Fund
DWS U.S. Government Securities Fund

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The following paragraph replaces the first paragraph under the "Trustees and
Officers" section of each fund's Statements of Additional Information:

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.













               Please Retain this Supplement for Future Reference







March 16, 2007




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                                                                       SCUDDER
                                                           Deutsche Bank Group